                                                                    Exhibit 10.4


                                      PLEDGE AGREEMENT dated as of the Closing
                              Date (as defined herein), between the pledgor set forth on the signature page hereto (the "Pledgor"), and RESOLUTION PERFORMANCE PRODUCTS
                               -------
                              LLC, a Delaware limited liability company (the "Company").
                              --------

          The Pledgor and Resolution Performance Products Inc., a Delaware corporation and the Company's corporate parent ("RPP Inc."), are parties to (i)
                                                 --------
a Participation Agreement, dated as of the date hereof, pursuant to which the Pledgor purchased that number of shares of Common Stock, $1.00 par value, of RPP Inc. set forth on the signature page hereto (the "Pledged Shares"), for the per
                                                  --------------
share purchase price set forth on the signature page hereto and certain Junior Subordinated Notes, dated as of the date hereof, with an aggregate initial principal amount set forth on the signature page hereto (the "Pledged Notes"),
                                                              -------------
for the per note purchase price set forth on the signature page hereto; and (ii) a Non-Qualified Stock Option Agreement, dated as of the date hereof, pursuant to which the Pledgor is receiving options to purchase that amount of shares of Common Stock, $1.00 par value, of RPP Inc. set forth on the signature page hereto (the "Pledged Options"), for the per option exercise price set forth on
             ---------------
the signature page hereto. The Pledgor shall also pledge hereunder the shares received by the Pledgor upon exercise of any options granted to such Pledgor by the Company (the "Pledged Option Shares"), which initial amount is set forth on
                  ---------------------
the signature page hereto. The Pledgor shall pledge hereunder the Pledged Shares, the Pledged Notes, the Pledged Options, and the Pledged Option Shares. As used herein, the Pledged Shares, the Pledged Notes, the Pledged Options and the Pledged Option Shares shall be referred to collectively as the "Pledged Securities." This Pledge Agreement provides the terms and conditions upon which a Promissory Note executed by the Pledgor in favor of the Company (the "Note")
                                                                        ----
in partial payment for the purchase price of the Pledged Securities is secured by a pledge to the Company of the Pledged Securities. As used herein, the "Closing Date" means the date of the closing of the transactions contemplated by the Master Sale Agreement, dated July 10, 2000, among Shell Oil Company, RPP Inc., Resin Acquisition, LLC and RPP Holdings LLC (as assignee of Resin Acquisition, LLC).

          NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Company to accept the Note as payment for the Pledged Securities, the Pledgor and the Company hereby agree as follows:

     SECTION 1.  PLEDGE.
                 ------

          The Pledgor hereby pledges to the Company, and grants to the Company a security interest in, the Pledged Securities as security for the prompt and complete payment when due of the unpaid principal and of interest on the Note.

     SECTION 2.  DELIVERY OF PLEDGED SECURITIES.
                 ------------------------------

          Upon the execution of this Pledge Agreement, the Pledgor shall deliver to the Company the certificates representing the Pledged Securities, together with duly executed forms of assignment sufficient to transfer title thereto to the Company. Upon the exercise of any

Pledged Option, in lieu of delivering certificates to the Pledgor, the Company will retain the certificates and such certificates will be subject to this Pledge Agreement.

     SECTION 3.  VOTING RIGHTS; CASH DISTRIBUTIONS.
                 ---------------------------------

          Notwithstanding anything to the contrary contained herein, during the term of this Pledge Agreement until such time as there exists a default in the payment of principal or interest on the Note or any other default under the Note, the Pledgor shall be entitled to all voting rights with respect to the Pledged Securities and shall be entitled to receive all cash distributions paid in respect of the Pledged Securities. Upon the occurrence of and during the continuance of any such default, the Company shall retain all such cash distributions payable on the Pledged Securities as additional security hereunder.

     SECTION 4.  STOCK DIVIDENDS; DISTRIBUTIONS ETC.
                 -----------------------------------

          If, while this Pledge Agreement is in effect, the Pledgor becomes entitled to receive or receives any securities or other property in addition to, in substitution of, or in exchange for any of the Pledged Securities (whether as a distribution in connection with any recapitalization, reorganization or reclassification, distributions or otherwise), the Pledgor shall accept such securities or other property on behalf of and for the benefit of the Company as additional security for the Pledgor's obligations under the Note and shall promptly deliver such additional security to the Company together with duly executed forms of assignment, and such additional security shall be deemed to be part of the Pledged Securities hereunder.

     Section 5.  DEFAULT.
                 -------

          If the Pledgor defaults in the payment of the principal or interest under the Note as it becomes due (whether upon demand, acceleration or otherwise) or any other event of default under the Note occurs and has not been remedied within the 10 day period provided in Section 3(a)(i) of the Note (including the bankruptcy or insolvency of the Pledgor) (each such occurrence shall be deemed a "Default"), the Company may exercise any and all of the
                   -------
rights, powers and remedies of an owner of the Pledged Securities (including the right to vote the shares and receive dividends and distributions with respect to such shares) and shall have and may exercise without demand any and all the rights and remedies granted to a secured party upon default under the Uniform Commercial Code of the State of New York or otherwise available to the Company under applicable law. Without limiting the foregoing, if the Pledgor Defaults, the Company is authorized to sell, assign and deliver at its discretion, from time to time, all or any part of the Pledged Securities at any private sale or public auction, on not less than ten days written notice to the Pledgor, at such price or prices and upon such terms as the Company may deem advisable. The Pledgor shall have no right to redeem the Pledged Securities after any such sale or assignment. At any such sale or auction, the Company or any other holder of shares of the Company may bid for, and become the purchaser of, the whole or any part of the Pledged Securities offered for sale. In case of any such sale, after deducting the costs, attorneys' fees and other expenses of sale and delivery, the remaining proceeds of such sale shall be applied to the principal of and accrued interest on the Note; provided, however, that after payment in
                                     --------  -------
full of the indebtedness evidenced by the Note, the balance of the proceeds of sale then remaining shall be paid to the Pledgor and the Pledgor shall be entitled to the return of any of the Pledged Securities remaining in the hands of the Company.

     Section 6.  COSTS AND ATTORNEYS' FEES.
                 -------------------------

          All costs and expenses, including reasonable attorneys' fees, incurred in exercising any right, power or remedy conferred by this Pledge Agreement or in the enforcement thereof, shall become part of the indebtedness secured hereunder and shall be paid by the Pledgor or repaid from the proceeds of the sale of the Pledged Securities hereunder.

     Section 7.  PAYMENT OF INDEBTEDNESS AND RELEASE OF PLEDGED SECURITIES.
                 ---------------------------------------------------------

          Upon payment in full of the indebtedness evidenced by the Note, the Company shall surrender the Pledged Securities to the Pledgor together with all forms of assignment.

     Section 8.  FURTHER ASSURANCES.
                 ------------------

          The Pledgor agrees that at any time and from time to time upon the written request of the Company, the Pledgor will execute and deliver such further documents and do such further acts and things as the Company may reasonably request in order to effect the purposes of this Pledge Agreement.

     Section 9.  SEVERABILITY.
                 ------------

          Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 10.  NO WAIVER; CUMULATIVE REMEDIES.
                  ------------------------------

          The Company shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder, and no waiver shall be valid unless in writing, signed by the Company, and then only to the extent therein set forth. A waiver by the Company of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Company would otherwise have on any future occasion. No failure to exercise nor any delay in exercising on the part of the Company, any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

     Section 11.  WAIVERS, AMENDMENTS; APPLICABLE LAW.
                  -----------------------------------

          This Pledge Agreement sets forth the entire agreement of the parties hereto as to the subject matter hereof and supersedes all previous agreements between the parties hereto, whether written, oral or otherwise. None of the terms or provisions of this Pledge Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by the parties hereto. This Pledge Agreement and all obligations of the Pledgor hereunder shall together with the rights and remedies of the Company hereunder, inure to the benefit of the Company and its successors and assigns. This Pledge Agreement and the rights and obligations hereunder shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 *  *  *  *  *

          IN WITNESS WHEREOF, this Pledge Agreement has been executed as of the date first above written.

                              /s/ David T. Preston
                              --------------------
                               David T. Preston


                              RESOLUTION PERFORMANCE PRODUCTS LLC


                              By: /s/ David T. Preston
                                  --------------------
                                  Name: David T. Preston
                                  Title: President
Number of Pledged Shares: 750

Per Share Price of
Pledged Shares: $100

Aggregate Initial Principal
Amount of Pledged Notes: $175,000

Per Note Price of
Pledged Notes: $1000

Initial Number of Shares of
Common Stock for
Pledged Options: 3,900

Option Price for Options: $100

Number of Pledged
Option Shares:  3,900